UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 9, 2024

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On September 12, 2024, pursuant to the common stock purchase agreement dated May 21, 2024 (the “Purchase Agreement”) between Esousa Holdings LLC (the “Investor”) and Mullen Automotive Inc. (the “Company”), as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2024, the Company issued 4,691,050 shares of common stock to the Investor as “Commitment Shares.” The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Investor represented to the Company, among other things, that it was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2022 Equity Incentive Plan

On September 9, 2024, at the Special Meeting of Stockholders (the “Special Meeting”) of the Company, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). The Amendment increased the maximum aggregate number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), and stock equivalents available for the grant of awards under the 2022 Plan by an additional 11,000,000 shares (not subject to adjustment for any decrease or increase in the number shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company). Additional details about the Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 20, 2024 (the “Proxy Statement”), and is incorporated herein by reference.

The foregoing description is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 9, 2024, the Company held its Special Meeting. As of August 15, 2024, the record date for the Special Meeting (the “Record Date”), there were issued and outstanding 67,824,221 shares of Common Stock, 648 shares of Series A Preferred Stock and 458 shares of Series C Preferred Stock, entitled to vote at the Special Meeting. There are no shares of Series B Preferred Stock or Series E Preferred Stock outstanding and the shares of Series D Preferred Stock were not entitled to vote on the matters at the Special Meeting. Holders of Series A Preferred Stock are entitled to 1,000 votes for each share of Series A Preferred Stock, which represents 648,000 votes. Holders of Series C Preferred Stock are entitled to one vote for each share of Common Stock into which such Series C Preferred Stock may be converted, which was one share. A total of 67,825,327 shares of capital stock entitled to vote at the Special Meeting, representing 68,472,222 votes, were present, in person or by proxy, at the Special Meeting, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws. A description of each matter voted upon at the Special Meeting is described in detail in the Proxy Statement filed with the SEC on August 20, 2024, as supplemented by the Supplement to the Proxy Statement filed with the SEC on August 30, 2024. The final votes on the proposals presented at the Special Meeting are set forth below.

Proposal 1: Approval of the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Board. The proposal required that the votes cast for the proposal exceed the votes against the proposal. Holders of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis) were entitled to cast votes on this proposal Abstentions and broker non-votes (if any) had no effect on the approval of Proposal 1. Proposal 1 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,933,370	10,076,773	189,966	0

Proposal 2: Approval of an amendment to the Company’s 2022 Equity Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance by an additional 11,000,000 shares. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Proposal 2 was approved by vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,683,865	4,868,577	112,473	8,535,194

Proposal 3: To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum. The proposal required the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy and entitled to vote thereon, all voting together as a single class. Abstentions had the same effect as votes against the proposal. Broker non-votes had no effect on the result of the vote. Since a quorum was established for the Special Meeting and there were sufficient votes for approval of the other proposals, this proposal was not presented at the Special Meeting. However, the vote of stockholders was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,652,169	9,319,887	228,053	0

Item 8.01.	Other Events.

As of September 13, 2024, a total of 179,424,508 shares of the Company’s common stock, par value $0.001 per share, were issued and outstanding.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to 2022 Equity Incentive Plan dated September 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: September 13, 2024	By:	/s/ David Michery
David Michery
Chief Executive Officer

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